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                                                             EXHIBIT 10.26.1
                                                                  Execution Copy





                          REGISTRATION RIGHTS AGREEMENT

                                      among

                             UNITED AUTO GROUP, INC.


                                       and

                        PENSKE AUTOMOTIVE HOLDINGS CORP.


                                   dated as of

                               December 22, 2000


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                                                                  Execution Copy


         REGISTRATION RIGHTS AGREEMENT, dated as of December 22, 2000 among United Auto Group, Inc., a Delaware corporation (the "Company") and Penske Automotive Holdings Corp. ("Penske"), a Delaware Corporation.

         The Company and Penske are entering into a Purchase Agreement (the "Purchase Agreement") pursuant to which, Penske is purchasing shares of Common Stock par value 0.0001 per share, of the Company (the "Common Stock").

         If Penske, desires to sell shares of Common Stock, it may be desirable to register such shares under the Securities Act (as defined below).

         As part of, and as consideration for, the acquisition of shares of the Common Stock from the Company on the date hereof and from time to time hereafter, the Company hereby grants to Penske certain registration and other rights with respect to its shares of Common Stock.

         Accordingly, the parties hereto agree as follows:

         1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as it may be amended or restated hereafter from time to time.

         "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Common Stock" means any shares of voting common stock, par value $0.0001 per share, of the Company, now or hereafter authorized to be issued, and, any and all securities of any kind whatsoever of the Company which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.


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         "Registrable Securities" means (i) any shares of Common Stock owned by
Penske or any direct or indirect subsidiary of Penske or Penske Corporation, a Delaware corporation and (ii) any shares of Common Stock issued with respect to the Common Stock referred to in clause (i) by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities
(a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, or (c) when such securities shall have been sold in compliance with Rule 144 of the Securities Act. Any certificate evidencing the Registrable Securities shall bear a legend stating that the securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the securities.

         "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or Penske in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, all fees and disbursements of underwriters (other than underwriting discounts and commissions), all transfer taxes, and all fees and expenses of counsel to Penske up to a maximum of $50,000 per registration; provided, however, that Registration Expenses shall exclude, and Penske shall pay, underwriting discounts and commissions in respect of the Registrable Securities being registered.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

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         2. Registration Under Securities Act, etc.


               2.1   Registration on Request.

                     (a) Request. Penske shall have the right to require the Company to effect the registration under the Securities Act of all or part of the Registrable Securities, by delivering a written request therefor to the Company specifying the number of shares of Registrable Securities and the intended method of distribution. The Company shall (i) use its reasonable best efforts to effect the registration under the Securities Act (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register by Penske, for distribution in accordance with the intended method of distribution set forth in the written request delivered by Penske, such registration to be effected as expeditiously as possible, and (ii) if requested by Penske, use its reasonable best efforts to obtain acceleration of the effective date of the registration statement relating to such registration.

                     (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1, the Company may include other securities of the Company or which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration. In the case of an underwritten offering pursuant to
Section 2.1, if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Stockholders") request such inclusion, the Company shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company and the Other Stockholders shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected pursuant to Section 2.1(f). Notwithstanding any other provision of this
Section 2, if the representative advises Penske in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation.

                     (c) Registration Statement Form. Registrations under this
Section 2.1 shall be on such appropriate registration form of the Commission as, subject to clause (a)(i) above, shall be selected by the Company and as shall be reasonably acceptable to Penske.

                     (d) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

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                     (e) Effective Registration Statement. A registration
requested pursuant to this Section 2.1 shall not be deemed to have been effected (including for purposes of paragraph (h) of this Section 2.1) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 180 days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to Penske and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

                     (f) Selection of Underwriters. The underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by Penske and shall be subject to the approval of the Company, not to be unreasonably withheld or delayed.

                     (g) Right to Withdraw. If the managing underwriter of any underwritten offering shall advise Penske that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to Penske, then Penske shall have the right to notify the Company in writing that they have determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement. In the event of such abandonment or withdrawal, such request shall not be counted for purposes of the requests for registration to which Penske is entitled pursuant to this Section 2.1.

                     (h) Limitations on Registration on Request. Penske shall be entitled to require the Company to effect, and the Company shall be required to effect, three registrations in the aggregate pursuant to this Section 2.1, provided, however, that the aggregate offering value of the shares to be registered pursuant to any such registration shall be at least $10,000,000 unless Penske then owns shares with an aggregate value less than $10,000,000 (in which case such lesser number of shares may be registered).

                     (i) Postponement. The Company shall be entitled once in any six-month period to postpone for a reasonable period of time (but not exceeding 90 days) (the "Postponement Period") the filing of any registration statement required to be prepared and filed by it pursuant to this Section 2.1 if the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any material financing, corporate reorganization or other material transaction involving the Company or any subsidiary, or would require premature disclosure thereof, and promptly gives Penske written notice of such determination, containing a general

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statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, (i) the Company shall use its reasonable best efforts to limit the delay to as short a period as is practicable and (ii) Penske shall have the right to withdraw the request for registration by giving written notice to the Company at any time and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which Penske is entitled pursuant to this Section 2.1.

               2.2   Incidental Registration.

                     (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act by registration on Form S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on any such Form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation), whether or not for sale for its own account, it will each such time give prompt written notice to Penske of its intention to do so and of Penske's rights under this Section 2.2. Upon the written request of Penske (which request shall specify the maximum number of Registrable Securities intended to be disposed of by Penske), made as promptly as practicable and in any event within 30 days after the receipt of any such notice (15 days if the Company states in such written notice or gives telephonic notice to Penske, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company shall use its reasonable best efforts to include in such registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by Penske. Notwithstanding anything to the contrary contained in this Agreement, the Company may in its discretion withdraw any registration commenced pursuant to this Section 2.2 without liability to the holders of Registrable Securities. No registration effected under this Section
2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 2.2.

                     (b) Right to Withdraw. Penske shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw.

                     (c) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration, when added to the number of other securities to be offered in such registration, would


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materially adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (the "Section 2.2 Sale Amount"),
(i) all of the securities proposed by the Company to be sold for its own account or by an Other Stockholder exercising "demand" registration rights; and (ii) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, the Registrable Securities requested by Penske to be included in such registration pursuant to Section 2.2(a) and any other securities of the Company requested to be included in such registration by any Other Stockholder having the right to include securities on a pro rata basis, with the amount of securities of Penske and each such Other Stockholder to be included based on the pro rata amount of shares of Common Stock held, or obtainable by exercise or conversion of other securities of the Company, by Penske or such Other Stockholder.

                     (d) Plan of Distribution. Any participation by holders of Registrable Securities in a registration by the Company shall be in accordance with the Company's plan of distribution.

               2.3 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and
2.2 hereof, the Company shall as expeditiously as possible:

               (a) prepare and file with the Commission as soon as practicable the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its reasonable best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall as promptly as practicable furnish such documents to Penske and each underwriter, if any, participating in the offering of the Registrable Securities and their respective counsel, which documents will be subject to the reasonable review and comments of Penske, each underwriter and their respective counsel; and provided, further, however, that the Company may discontinue any registration of its securities pursuant to Section 2.2 or which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

               (b) notify Penske of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such

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         registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities in accordance with the intended method of distribution thereof; provided, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 180 days;

               (c) furnish, without charge, to Penske and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Penske and such underwriters may reasonably request;

               (d) use its reasonable best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as Penske or any managing underwriter shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable Penske to consummate the disposition in such jurisdictions of the securities to be sold by Penske, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (e) furnish to Penske and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of (i) an opinion of counsel for the Company, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's or any other entity's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement

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         (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' comfort letter, such other financial matters, as the underwriters, may reasonably request;

               (f) promptly notify Penske and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of Penske promptly prepare and furnish to Penske and each managing underwriter, if any, participating in the offering of the Registrable Securities, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (vi) at any time when the representations and warranties of the Company contemplated by Section 2.4(a) or (b) hereof cease to be true and correct;


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               (g) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to Penske a copy of any amendment or supplement to such registration statement or prospectus;

               (h) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

               (i) (i) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, use its reasonable best efforts to (x) cause all such Registrable Securities to be listed on a national securities exchange or (y) failing that, secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or (z) failing that, to secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc.;

               (j) deliver promptly to counsel to Penske and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors;

               (k) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

               (l) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement; and

               (m) make available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the


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         needs of the Company's business) in their marketing of Registrable
         Securities.

The Company may require Penske to furnish the Company such information regarding Penske and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing. The Company shall be released from any obligation to Penske hereunder for so long as Penske has not delivered such information to the extent required for purposes of the registrations.

         Penske agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f) (iii), (iv) or (v) of this Section 2.3, Penske will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of paragraph (f)(v) of this Section 2.3, its receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (f)(v) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by Penske of its securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement required pursuant to
Section 2.1(e) by the number of days during the period from and including the date of the giving of notice to and including the date when Penske shall have received copies of the supplemented or amended prospectus contemplated by paragraph (f)(v) of this Section 2.3; and, if the Company shall not so extend such period, Penske's request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which Penske is entitled pursuant to Section 2.1 hereof.

               2.4   Underwritten Offerings.

                     (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by Penske pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement (in the form of underwriting agreement used at such time by the managing underwriter(s)) with a managing underwriter or underwriters selected pursuant to Section 2.1(f) which shall contain such terms as are generally prevailing in agreements of the managing underwriter(s), including, without limitation, their customary provisions relating to indemnification and contribution (the "Customary Terms"). Penske shall be party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Penske and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the

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obligations of Penske. Penske shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Penske, its ownership of and title to the Registrable Securities, and its intended method of distribution and other representations that constitute Customary Terms, and any liability of Penske to any underwriter or other person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

                     (b) Incidental Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Registrable Securities to be included in such registration shall be subject to such underwriting agreements.

               2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give Penske, its underwriters, if any, and its respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as shall be necessary or appropriate, in the opinion of Penske and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

               2.6    Indemnification.

                     (a) Indemnification by the Company. The Company agrees that in the event of any registration of any securities of the Company under the Securities Act, the Company shall indemnify and hold harmless Penske, its respective directors, officers, members, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls Penske or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which Penske or any such director, officer, member, partner, agent or affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration

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statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse Penske and each such director, officer, member, partner, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to Penske or any such director, officer, member, partner, agent, affiliate, or controlling person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of Penske, specifically stating that it is for use in the preparation thereof; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any person from whom the person asserting any such losses, claims, damages or liabilities (the "Claimant") purchased securities, or any person controlling such person, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplement thereto) was not sent or given by or on behalf of such person to such Claimant, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the securities sold to such Claimant, and if the prospectus (as so amended and supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of Penske or any such director, officer, member, partner, agent, affiliate, underwriter or controlling Person and shall survive the transfer of such securities by Penske.

                     (b) Indemnification by Penske. As a condition to including any Registrable Securities in any registration statement, Penske shall indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.6) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Penske specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.6(b) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by Penske.

                     (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 2.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.6. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are in conflict with or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties, provided, however, that the indemnifying party shall be obligated to pay for only one counsel and one local counsel for all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof (unless the first proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                     (d) Contribution. If the indemnification provided for in this Section 2.6 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such party from the sale of the Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                     (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.6 (with appropriate modifications) shall be given by the Company and Penske with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this
Section 2.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by Penske.

                     (f) Indemnification Payments. The indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               2.7 Unlegended Certificates. In connection with the offering of any Registrable Securities registered pursuant to this Section 2, the Company shall promptly after the sale of such Registrable Securities (i) facilitate the timely preparation and delivery to Penske and the underwriters, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by Penske or such underwriters and (ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

               2.8 Limitation on Sale of Securities. The Company hereby agrees that if it shall previously have received a request for registration pursuant to
Section 2.1 hereof, and if such previous registration shall not have been withdrawn or abandoned, (i) the Company shall not effect any public or private offer, sale or distribution of its securities or effect any registration of any of its equity securities under the Securities Act (other than a registration on Form S-8 or any successor or similar form which is then in effect), for sale for its own account, until a period of 120 days (or such shorter period as the Company shall be advised by the managing underwriter) shall have elapsed from the effective date of such previous registration, and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities; and (ii) the Company shall use its reasonable best efforts to cause each holder of its equity securities purchased from the Company other than as part of a public offering at any time after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act.

               2.9 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of Penske to sell any Registrable Securities pursuant to any effective registration statement.

         3. Rule 144. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of Penske, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

               4. Amendments and Waivers. This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

               5. Adjustments. In the event of any change in the capitalization of the Company as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Agreement shall be appropriately adjusted.

               6. Notice. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

               (a) If to Penske, to:

                   Penske Corporation
                   13400 Outer Drive, West
                   Detroit, Michigan 48239-4001
                   Attention:  General Counsel

               (b) If to the Company, to it at:

                   United Auto Group
                   13400 Outer Drive West
                   Suite B36
                   Detroit, Michigan 48239-4001
                   Attention:  General Counsel

                   With a copy to:

                   Fried, Frank, Harris, Shriver & Jacobson
                   One New York Plaza
                   New York, New York  10004
                   Attention:    Valerie Ford Jacob, Esq.
                                 Robert C. Schwenkel, Esq.

               7. Assignment; Third Party Beneficiaries; Majority Controls. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company, without the prior written consent of Penske. Penske may, at its election, at any time or from time to time, assign its rights under this

Agreement, in whole or in part, to any purchaser or other transferee of Registrable Securities held by it; provided, however, that any rights to withdraw shares from inclusion in a registration statement pursuant to Section 2 shall be made only by Penske for itself and all such purchasers and transferees; and provided, further, that any decision hereunder made by the holders of the majority of the Registrable Securities shall be binding on all other holders of Registrable Securities.

               8. Remedies. The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including without limitation specific performance, without bond or other security being required. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

               9. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to Penske in this Agreement or otherwise conflicts with the provisions hereof. The Company represents and warrants to Penske that it has not previously entered into any agreement with respect to its securities granting any registration rights to any Person except to affiliates of Penske Capital Partners, LLC, a Delaware limited liability company.

               10. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not control or otherwise affect the meaning hereof.

               11. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 6 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

               13. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

               14. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               15. Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                         UNITED AUTO GROUP, INC.


                                         By:  /s/ Phillip M. Hartz
                                              ----------------------------
                                              Name:  Phillip M. Hartz
                                              Title: Senior Vice President


                                         PENSKE AUTOMOTIVE HOLDINGS CORP.


                                         By:  /s/ Peter E. Mogk
                                              -------------------------
                                              Name:  Peter E. Mogk
                                              Title: Treasurer